KeyCorp UBS Financial Services Conference February 9, 2026 Ken Gavrity Head of the Commercial Bank

Commercial Bank

Supporting Clients Across Industries & Geographies

Middle Market

- ~5K customers across 30 markets
- Serving clients $10MM - $1B revenue
- Total addressable market: 200K+ U.S. middle market businesses

Commercial Payments

- ~$7Tn annual payments volume
- Holistic platform, vertical expertise
- Total addressable market: 3-4% North America annual payments industry growth(1)

Meaningful Contributor to KEY Earnings & Returns



Total Revenue
2025
Commercial Payments & Middle Market
~$2.1Bn
Total Average Deposits
2025
Commercial Deposits
~$58Bn

Growth & Returns

~17-20% Avg ROE across our Middle Market business(2)

~9% Commercial Payments Revenue CAGR over last 5 years

(1) Source: BCG Global Payments Report 2025; (2) FY2022 - FY2025

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National Middle Market Presence

Established Middle Market Presence, Significant Growth Opportunities

National Reach, Growing in Top MSAs

Middle Market Presence in 11 of the Top 20 MSAs



Commercial & Institutional Bank Presence
Key Clients (no Commercial / Inst. Presence)
Middle Market Presence in a Top 20 MSA(1)

Supporting clients' capital and operating needs



Period-End Middle Market C&I Loan Balances
+9%
2024
2025
Middle Market Loan Pipelines
+54%
2024
2025
Clients
+4%
2024
2025

~98%

Deposits attached to an operating account

… with a holistic, integrated offering

Capital Markets

Payments & Deposits

Wealth

Lending

(1) Top 20 MSAs ranked by number of Middle Market companies

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Holistic Payments Platform with Growth Tailwinds

Delivering One of the Broadest Platforms of Banking & Software-based Capabilities in the Market

Full Suite of Commercial Payment Capabilities, Continuing to Invest in Growth

TRADITIONAL CAPABILITIES → INNOVATIVE CAPABILITIES

- Core Treasury
- Liquidity
- Card & Merchant
- Foreign Exchange
- Automation
- Embedded Banking

Fintech partnerships

Strategic Focus Areas

- Continue primacy focus to grow the core operating deposit base
- Increasing our product investment
- Continued scaling of embedded banking business

Meaningful Growth Trends

Gross Payments Fees[(1)]



+8%
CAGR
2019
2020
2021
2022
2023
2024
2025

…with Strong Tailwinds from Suite of Capabilities

~70%
Cumulative commercial deposit beta[(2)]

~2x
Embedded banking revenue and fee growth in 2025[(3)]

90%
Payments penetration of Middle Market clients

(1) Gross payments fees exclude prepaid card fees; (2) Cumulative beta indexed to 3Q24; (3) Compared to 2024

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$36.4 $58.1 2019 2025 $13.4 $18.3 2019 2025 Commercial Banking: Continued Progress $823MM $1.04Bn 2019 2025 Revenue(1) Deposits +26% +37% (1) Excludes the allocated impact of securities portfolio and swaps; (2) Gross payments fees exclude prepaid card fees 2019 2025 Deposits Gross Fees(2) +60% Middle Market Commercial Payments +57% 5 FER Merchant Other $’s in billions $’s in billions 88% Operating Deposits Operating Non-operating

Target: ~10% growth in bankers Growing Bankers Deposit Growth Growth Strategies Target: Double-digit improvements in banker productivity and cost to serve Driving Scalability and Productivity Target: High single-digit to low double-digit growth in commercial payments fees Investing in the Platform Investing in Strategic Areas to Scale the Business Loan GrowthContinuing to Build our Brand of Expertise and Service 6 • Attractive banker-friendly model • Team hire strategy, adding scale in existing markets and targeting select MSAs for expansion • Growing our own talent funnel • Continued focus on self-service adoption, AI, and automation across servicing • Increasing portfolio management capabilities and efficiency • Driving productivity in the sales funnel • Digital refresh across core platforms driving engagement and monetization • Continue to scale embedded banking • Investing in our analytics and data foundation

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